T. Rowe Price Communications & Technology Fund

 (formerly T. Rowe Price Media & Telecommunications Fund)

T. Rowe Price Financial Services Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Technology Fund

T. Rowe Price Health Sciences Fund

T. Rowe Price New Era Fund

T. Rowe Price Real Estate Fund

T. Rowe Price Science & Technology Fund

 (together, the “Sector Funds”)

Supplement to Each Sector Fund’s Prospectus, Dated May 1, 2018, as supplemented

On July 25, 2018, each Sector Fund’s shareholders approved a proposal to reclassify each Sector Fund’s diversification policy for SEC purposes from diversified to nondiversified. The change to the policy becomes effective on August 1, 2018. Accordingly, all of the following changes to each Sector Fund’s prospectus are effective August 1, 2018.

Under “Principal Investment Strategies” in Section 1 of each Sector Fund’s prospectus, the following is added:

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

Under “Principal Risks” in Section 1 of each Sector Fund’s prospectus, the following is added:

Nondiversification risks As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

Under “More Information About the Fund’s Principal Investment Strategies and Its Principal Risks” in Section 2 of each Sector Fund’s prospectus, the following is added:

Nondiversification risks Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it may be more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

Under “Investment Policies and Practices” in Section 2 of each Sector Fund’s prospectus, the following is added:

Nondiversified Status

The fund is registered with the SEC as a nondiversified mutual fund. Therefore, the fund is able to invest more than 5% of its assets in the securities of individual foreign governments and may invest a greater portion of its assets in a single issuer than a diversified fund. Since the fund is a nondiversified investment company and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the fund may be subject to greater credit risk with respect to its portfolio securities and greater volatility with respect to its share price than an investment company that is more broadly diversified.

However, the fund intends to qualify as a regulated investment company for purposes of the Internal Revenue Code. This requires the fund to limit its investments so that, at the end of each fiscal quarter, with respect to 50% of its total assets, no more than 5% of its assets are invested in the securities of a single issuer, and not more than 10% of the voting securities of any issuer are held by the fund. With respect to the remaining 50% of the fund’s assets, no more than 25% may be invested in a single issuer.

The date of this supplement is July 30, 2018.

F114-042 7/30/2018